Exhibit 10.1

 KONA GRILL, INC.

AMENDMENT NO. 1 TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amendment No. 1 to Amended and Restated Employment Agreement (“Amendment”), entered into January 9, 2019 and effective as of January 1, 2019 (the “Effective Date”), is made by and between Kona Grill, Inc., a Delaware corporation (the “Company”), and Berke Bakay, a resident of the State of Arizona (“Executive”).

Recitals

WHEREAS, the Company and Executive entered into that certain Amended and Restated Employment Agreement effective as of September 4, 2018 pursuant to which Executive serves as the Company’s Executive Chairman of the Board of Directors (the “Employment Agreement”); and

WHEREAS, the Company and Executive wish to amend the Employment Agreement pursuant to this Amendment, as set forth below.

NOW, THEREFORE, in consideration of the foregoing recitals, premises and mutual covenants herein contained, and intending to be legally bound hereby, the Company and Executive hereby agree as follows:

1.           Annualized Base Salary. Section 6.1 (Annualized Base Salary) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

“6.1     Annualized Base Salary. During the Employment Period, Executive shall receive an annualized base salary payable in accordance with the Company’s normal payroll practices of $1.00 per year, which the Board may, in its sole discretion, increase (“Base Salary”).”

2.           No Other Changes. Except as set forth in Section 1 of this Amendment, the terms of the Employment Agreement remain in full force and are not otherwise amended or revised.

3.          Execution; Counterparts. This Amendment may be executed in counterparts delivered physically or electronically, each of which shall be deemed an original, but all of which, when taken together, shall constitute a single instrument.

[signature page follows]

IN WITNESS WHEREOF, the Company and Executive have executed this Amendment to be effective as of the Effective Date.

KONA GRILL, INC. By: /s/ Richard J. Hauser Richard J. Hauser, Chairman of the Compensation Committee of the Board of Directors EXECUTIVE: By: /s/ Berke Bakay Berke Bakay

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